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[letterhead]

                                       July 8, 1996


BY TELECOPIER

TO:     The Persons listed on the attached Distribution List

FROM:   Charles H. F. Garner (212/455-7280)
        Michele D. Pinder (212/455-7155)

RE:     Hexcel Corporation
        Modification to First Amendment

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     You should receive a package this morning containing executivion copies of the First Amendment, dated as of July 3, 1996 (the "First Amendment"), to the Credit Agreement, dated as of June 27, 1996 (the "Credit Agreement"), with Hexcel Corporation, the Foreign Borrowers from time to time parties thereto, the Lenders from time to time parties thereto, the Collarteral Agent named therein and Credit Suisse, as administrative agent. Unless otherwise defined herein, capitalized terms which are used herein shall have the meanings assigned to such terms in the Credit Agreement.

     The Administrative Agent and the Borrowers have requested that certain modifications be made to the terms of the First Amendement, as follows:

(a) in Section 3(a) of the First Amendment (i.e. "AMENDMENT OF SECTION 8.10"), the phrase "(in the currency in which the relevant Letter of Credit is denominated)" should be deleted and the following phrase should be substituted therefor:

        "(in the currency in which the relevent Letter of Credit is denominated, unless the amount of such payment is reasonably determined by the Administrative Agent to be DE MINIMIS, in which case the Administrative Agent and the relevant Borrower may elect to cause such payment to be payable in Dollars)"; and

(b) in Section 4(a) of the First Amendment (i.e., "AMENDMENT OF SECTION 17.7"), the reference to the phrase "written concurrence" should be modified to read "written agreement".

If these changes are acceptable to you, you should:

- -    sign BOTH this memo where indicated below AND the complete hard copies of the First Amendment which were sent to you for arrival today (i.e., the document which this memo is revising); and

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- -    return this memo AND all of the executed hard copies of the First
     Amendement to Michele Pinder in accordance with the instructions distributed with the First Amendment.

Please feel free to call either of us if you have any questions concerning these changes or it we can otherwise be of further assistance.

                                       C. G.
                                       M. P.


ACKNOWLEDGED AND AGREED:

Bank: Credit Suisse, as Administrative Agent
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By: RIEKENBERG
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Name: HEATHER RIEKENBERG
Title: Member of Senior Management

By: /s/ Ira Lubinsky
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Name: IRA LUBINSKY
Title: Associate